UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2016

AQUA METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Atlantic Avenue Alameda, California 94501
(Address of principal executive offices)

(510) 479-7635
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure.
Item 8.01	Other Events.

On November 1, 2016, we issued a press release announcing our commencement of limited lead production at our recycling facility in McCarran, Nevada. The full text of the press release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 99.1	Press release dated November 1, 2016 regarding the Registrant’s commencement of limited lead production.	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: November 1, 2016	/s/ Stephen R. Clarke
Stephen R. Clarke
Chief Executive Officer